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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)-101 of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CREATIVE COMPUTER APPLICATIONS, INC.
(Name of Registrant as Specified In Its Charter)
Steven M. Besbeck, President
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CREATIVE COMPUTER APPLICATIONS, INC.
26115-A Mureau Road
Calabasas, CA 91302

January 10, 2003

Dear Shareholder:

        The Company's 2003 Annual Meeting of Shareholders will be held at 10:00 a.m., Pacific Time, on Friday, February 28, 2003, at the Company's offices at 26115-A Mureau Road, Calabasas, California 91302.

        The formal Notice of Annual Meeting of Shareholders and the Proxy Statement for the Meeting are on the following pages.

        In order to assure that a quorum is present at the Meeting, you are urged to sign and mail the enclosed proxy card at once, even though you may plan to attend in person. You may revoke the proxy at any time prior to its being voted by filing with the Secretary of the Company either an instrument of revocation or a duly executed proxy card bearing a later date. If you attend the Meeting, you may elect to revoke the proxy and vote your shares in person.

        The prompt return of your proxy card will help us avoid the expense of further requests for proxies.

        For your convenience in returning your proxy card, we enclose a return envelope, which requires no postage.

        Financial and other information concerning the Company is contained in the enclosed Annual Report on Form 10-KSB for the fiscal year ended August 31, 2002.

Very truly yours,

/s/ BRUCE M. MILLER Bruce M. Miller Chairman of the Board

CREATIVE COMPUTER APPLICATIONS, INC.
26115-A Mureau Road
Calabasas, CA 91302

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD February 28, 2003

To the Shareholders of
Creative Computer Applications, Inc.

        Notice is hereby given that the 2003 Annual Meeting of Shareholders of Creative Computer Applications, Inc. (the "Company") will be held at the Company's offices at 26115-A Mureau Road, Calabasas, California 91302, on Friday, February 28, 2003, at 10:00 a.m. Pacific Time, for the following purposes:

  1.
  To elect five members of the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

  2.
  To ratify the appointment of BDO Seidman, LLP as the Company's independent accountants for the current fiscal year.

  3.
  To consider and transact such other business as may properly be brought before the Meeting or any adjournment thereof.

        Only shareholders of record at the close of business on January 3, 2003 will be entitled to vote at the Meeting. The stock transfer books will not be closed.

        Financial and other information concerning the Company is contained in the enclosed Annual Report on Form 10-KSB for the fiscal year ended August 31, 2002.

By Order of the Board of Directors,

/s/ JAMES R. HELMS James R. Helms Secretary

YOUR VOTE IS IMPORTANT

        Whether or not you plan to attend the Meeting, please complete, date, sign and mail your proxy promptly in the enclosed postage paid envelope.

CREATIVE COMPUTER APPLICATIONS, INC.
26115-A Mureau Road
Calabasas, California 91302

PROXY STATEMENT

2003 ANNUAL MEETING OF SHAREHOLDERS

        This Proxy Statement and the enclosed form of proxy card are being sent or given to shareholders of Creative Computer Applications, Inc., a California corporation (the "Company"), in connection with the solicitation of proxies by Management on behalf of the Board of Directors of the Company for use at the 2003 Annual Meeting of Shareholders (the "Meeting") to be held on Friday, February 28, 2003, at 10:00 a.m. Pacific Time at the Company's offices at 26115-A Mureau Road, Calabasas, California 91302. The Annual Report on Form 10-KSB to the shareholders of the Company for the fiscal year ended August 31, 2002, including its financial statements and information concerning the Company, is enclosed with this mailing. The Company anticipates that this Proxy Statement and accompanying form of proxy will first be mailed or given to its shareholders on or about January 10, 2003.

        If the enclosed proxy card is properly signed and returned, the shares represented by the proxy card will be voted and, if the shareholder indicates a voting choice in the proxy card, the shares will be voted in accordance with such choice. If the proxy card is signed but no specification is made, the shares designated in the proxy card will be voted FOR the election of the nominees for Directors listed below; and FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent certified public accountants for the current fiscal year. Management knows of no business that will be presented at the Meeting other than that which is set forth in this Proxy Statement. If any other matter properly comes before the Meeting, the proxy holders will vote the proxies in accordance with their best judgment, subject to contrary shareholder instructions on any specific proxy card.

        Any proxy may be revoked by the shareholder giving the Company, at any time prior to its being voted, by filing with the Secretary of the Company, an instrument of revocation or a duly executed proxy card bearing a later date. Any proxy may also be revoked by the shareholder's attendance at the Meeting and election, by filing an instrument of revocation, to vote in person.

RECORD DATE AND VOTING AT THE MEETING

        The Board of Directors has fixed the close of business on January 3, 2003 as the record date for the determination of the shareholders of the Company entitled to notice of, and to vote at, the Meeting. As of December 16, 2002, there were issued and outstanding 3,268,900 of the Company's common shares (the "Common Shares"). The holders of record of Common Shares are entitled to one vote per Common Share on each matter submitted to the Meeting subject, in the case of election of Directors, to the cumulative voting provisions described below. There are no outstanding securities of the Company other than the Common Shares entitled to vote at the Meeting.

        The presence at the Meeting, in person or by proxy, of the holders of a majority of the votes attributable to Common Shares entitled to vote shall constitute a quorum for the transaction of business at the Meeting. Assuming a quorum is present, the vote of a plurality of the votes cast at the Meeting by the holders of Common Shares is required for the election of Directors. Approval of such other matters as may properly come before the Meeting or any adjournment of the Meeting requires the affirmative vote of holders of a majority of the votes attributable to Common Shares entitled to vote at the Meeting. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

        Pursuant to the requirements of the California Corporations Code and the Company's By-laws, the holders of the Company's Common Shares may cumulate their votes for the election of Directors of the Company if any shareholder gives notice, at the Meeting prior to voting, of his or her intention to cumulate his or her votes. Cumulative voting means that each shareholder entitled to vote may cast that number of votes equal to the product of the number of his or her Common Shares multiplied by the number of Directors being elected. Since five Directors are being elected at the Meeting, each shareholder may cast a total of five votes per Common Share for all nominees for Director. A shareholder may cast all of his or her votes for a single nominee or may allocate them among two or more nominees. Instructions for allocation may be marked on the proxy card in the space provided opposite each nominee's name and, if the proxy card is properly marked, the persons acting under the proxy will give notice of the shareholder's intent to vote cumulatively. Unless a contrary instruction is properly marked on the proxy card, the persons acting under the proxy will cumulatively vote so as to maximize the probability that each nominee will be elected.

ELECTION OF DIRECTORS

        The By-Laws of the Company provide that the Company's Board of Directors shall consist of not less than three nor more than nine Directors, as determined by the Company's Board of Directors, each to hold office for a term of one year and until a successor shall be duly elected and qualified. The present number of Directors constituting the entire Board is five.

        A board of five Directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently Directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as Directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a Director. The term of office of each person elected as a Director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

        During the fiscal year ended August 31, 2002, the Board of Directors held a total of four (4) meetings. Each of the current Directors participated in all such meetings.

        The Board of Directors of the Company has established a Compensation Committee for the purpose of reviewing and making recommendations concerning compensation plans and salaries of officers and other key personnel. The Compensation Committee, as an ongoing responsibility, periodically reviews industry related surveys of other companies similar in size and complexity to the Company to determine reasonable salary ranges and incentive compensation for its managers and key employees. The members of the Compensation Committee are Lawrence S. Schmid and Robert S. Fogerson, Jr. The Compensation Committee met twice during the fiscal year ended August 31, 2002.

        The Board of Directors of the Company has also established an Audit Committee for the purpose of meeting with the Company's independent accountants and to review the scope of the audit, internal accounting controls, any change in accounting principles, significant audit adjustments, audit disclosures and related matters. The members of the Audit Committee are Robert S. Fogerson, Jr., Lawrence S. Schmid, and Bruce M. Miller. The Audit Committee met twice during the fiscal year ended August 31, 2002. The Audit Committee recommends engagement of BDO Seidman, LLP as the Company's independent certified public accountants.

        The Board initially adopted a charter for the Audit Committee in March 2000, and later amended the charter in August 2000. The Board has determined that at least two of the members of the Audit Committee are "independent" as that term is defined by the listing standards of the American Stock Exchange for small business filers under the Securities and Exchange Commission Regulation S-B.

        See "Principal Securities Holders" for a summary of beneficial ownership of the Company's Common Shares by the officers, Directors and certain beneficial owners.

        Background information concerning each present Director, executive officer and each nominee for the office of Director of the Company is as follows:

Name, Age	Office with Company; Background Information	Year First Elected Director
Bruce M. Miller, 56	Chairman of the Board and Chief Technology Officer since its inception in 1978.	1978
Steven M. Besbeck, 54	President, Chief Executive Officer of the Company since August 1983 and a Director of the Company since November 1980 and Chief Financial Officer. Director of International Remote Imaging Systems.	1980
James R. Helms, 58	Vice President/Operations since 1982 and Secretary.	1987
Lawrence S. Schmid, 61	President and Chief Executive Officer, Strategic Directions International, Inc., a management consulting firm specializing in technology companies.	1991
Robert S. Fogerson, Jr., 49	General Manager, of ViroMED Laboratories, Inc., a leading laboratory providing clinical testing services since 1998. Mr. Fogerson had previously served in various capacities at PharmChem Laboratories since 1975.	1992
Christopher S. Coleman, 35	Vice-President/Sales since March 2002. Director of sales from February 2000, and Regional Sales Manager previously since 1996.
Anahita Villafane, 32	Controller and Chief Accounting Officer since April 2000. Previously Ms. Villafane was an audit manager with BDO Seidman since 1996.

EXECUTIVE COMPENSATION

Long Term Compensation
		Annual Compensation			Awards		Payouts
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation	Restricted Stock Award(s) ($)	Securitied Underlying Options/ SAR's(#)	LTIP Payouts ($)	All Other Compensation
Steven M. Besbeck President, CEO CFO	2002 2001 2000	192,738 191,199 173,335	31,238 0 0	0 0 0	0 0 0	10,000 0 40,000	0 0 0	1,841 1,800 1,808
Bruce M. Miller Chariman	2002 2001 2000	183,061 178,744 183,834	30,421 0 0	0 0 0	0 0 0	10,000 0 40,000	0 0 0	5,953 5,671 5,334
James R. Helms Vice President Operations	2002 2001 2000	146,436 128,899 125,010	22,548 0 0	0 0 0	0 0 0	10,000 0 40,000	0 0 0	8,069 7,465 6,961
Christopher S. Coleman Vice President Sales	2002	161,369	10,000	0	0	10,000	0	1,756

Employment Agreements

        Messrs Bruce Miller and Steven Besbeck are employed by the Company on a month-to-month basis pursuant to the terms of their employment agreements. Each agreement provides for a base salary at an annual rate of $180,903 for Mr. Miller and $185,757 for Mr. Besbeck and authorizes the payment of other fringe benefits and bonuses made available by the Company to its senior executives. The persons referred to above also received insurance benefits which were paid for by the Company and employer contributions to their 401(k) plan accounts as provided for in the Company's 401(k) profit sharing plan. These amounts, including amounts accrued and unconditionally vested under the 401(k) plan, are reflected in the table above.

        The Company has adopted a profit sharing plan pursuant to which income tax is deferred on amounts contributed by employees under Section 401(k) of the Internal Revenue Code. All employees, over the age of 21, are eligible to participate in the plan after the completion of six months of service. The company contributes, on a matching basis, 25% of the employee's contribution up to 4%. The Company's contribution becomes vested at the rate of 20% for each full year of employment. Both the employee and Company contributions are subject to aggregate annual limits under the Internal Revenue Code.

Compensation of Directors

        Directors who are not officers or employees of the Company are paid Directors' fees of $2,000 per meeting and are reimbursed for their reasonable expenses for attending meetings. At present, there are two directors, Lawrence S. Schmid and Robert S. Fogerson, Jr., who are not officers and/or employees of the Company. As a result of increased responsibilities of independent directors, commencing with the 2003 Annual Meeting, Mssrs Schmid and Fogerson will also be paid an annual retainer of $3,000 each.

STOCK OPTION PLANS

1997 Stock Option Plan

        The Company's 1997 Stock Option Plan is administered by the Board of Directors of the Company or a Committee of not less than two members thereof, which has the authority to determine the persons to whom the options may be granted, the number of shares to be covered by each option, the time or times at which the options may be granted or exercised and, for the most part, the terms and provisions of the options. The 1997 Plan permits the grant of both incentive stock options ("ISOs") qualifying under section 422 of the Internal Revenue Code ("Code") and non-qualified stock options ("NSOs"), which do not so qualify. Under the 1997 Plan, the option exercise price of ISOs may not be less than 100% (or 110% if the optionee owns 10% or more of the outstanding voting securities of the Company) of the fair market value of the Common Shares on the date of grant. The option exercise price of NSOs may not be less than 85% of the fair market value of the Common Shares on the date of grant. No option under the 1997 Plan may be exercised more than ten years from the date of grant except that options granted to optionees owning 10% or more of the outstanding voting securities of the Company may not be exercised more than five years from the date of grant.

        The 1997 Plan is intended to offer a proprietary interest in the Company to "Key Employees" and "Key Contractors" contributing to the Company's success and, by increasing their proprietary interest, to encourage them to remain in the employ and service of the Company, to assist the Company in competing effectively for the services of new employees and to attract and retain the best available persons as directors of the Company. "Key Employees" are defined as persons, including officers and directors, employed by the Company, or any parent or subsidiary of the Company, on a compensable basis who hold positions of responsibility with the Company or a parent or subsidiary. "Key Contractors" are defined as persons (including officers whether or not they are also directors) employed by the Company or any parent or subsidiary of the Company to render services (including services solely as a member of the Board of Directors) to or on behalf of the Company or any parent or subsidiary of the Company.

        No options may be exercised within 12 months after the date of grant and must be exercisable at the rate of at least 20% per year over 5 years from the date of grant; options granted to directors will be exercisable at the rate of 25% per year in each of the second, third, fourth and fifth years from the date of grant on a cumulative basis.

        The 1997 Plan provides for the granting of ISOs to purchase a maximum of 500,000 Common Shares and for the granting of NSOs to purchase a maximum of 300,000 Common Shares.

        The aggregate number of shares subject to options, the maximum number of shares which may be purchased, and the number of shares and the exercise price for shares covered by outstanding options will be adjusted appropriately upon a stock split or reverse split of the issued Common Shares, the payment of a stock dividend, or the re-capitalization, combination or reclassification, or other increase or decrease in Common Shares.

        Stock options granted under the 1997 Plan may not be transferred except by will or according to the laws of descent and distribution. During the lifetime of the optionee, stock options may be exercised only by the optionee or by his or her guardian or legal representative.

        The 1997 Plan provides that if an optionee's employment with the Company is terminated because of disability or death, no ISOs held by the optionee shall be exercisable later than 12 months after the date of termination. Upon the death of an optionee, all options held or the unexercised portion thereof exercisable on the date of death are exercisable by the optionee's personal representative, heirs or legatees at any time prior to the expiration of 12 months from the date of death. An optionee holding ISOs, whose employment with the Company terminates other than by disability or death must exercise the ISOs within 90 days after such termination.

        The 1997 Plan provides that if an optionee terminates employment with the Company because of retirement with the consent of the Company, all NSOs held by the optionee, or unexercised portions thereof, expire on the date of retirement except for NSOs or unexercised portions thereof which were otherwise exercisable on the date of retirement, which expire unless exercised within 90 days after the date of retirement. An optionee whose employment with the Company or service as a director of the Company is terminated for any reason other than those described above must exercise NSOs within 210 days after such termination of employment or service, as the case may be.

        The 1997 Plan provides that no options shall be granted thereunder after April 25, 2007. If options granted under the 1997 Plan expire for any reason or are canceled or terminated prior to April 25, 2007, the Common Shares allocable to any unexercised portion of such option may again be subject to an option.

        Because the 1997 Plan will provide optionees the opportunity to acquire Common Shares through the exercise of stock options, the exercise of any stock option may have a proportionate dilutive effect on the holders of then outstanding Common Shares from both a financial standpoint (effect on earnings per share, etc.) and voting standpoint.

        The Board of Directors may amend, suspend or discontinue the 1997 Plan at any time. However, no such amendment may, without shareholder approval, materially increase the number of Common Shares which may be issued under the Plan, change the class of eligible participants or materially increase benefits accruing to participants under the Plan.

        As of December 16, 2002, there were outstanding ISO's to purchase 260,000 Common Shares at an average per share exercise price of $.96 and NSO's to purchase 80,000 Common Shares at an average per share exercise price of $.91.

        The following table sets forth information as to stock options granted under the 1997 Stock Option Plan for the fiscal year ended August 31, 2002 to each executive officer whose aggregate remuneration is set forth above.

Options/SAR Grants In Last Fiscal Year

Individual Grants

(a)	(b)	(c)	(d)	(e)
Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Yeat	Exercise or Base Price ($/Sh)	Expiration Date
Bruce M. Miller	10,000	12.5%	0.79	3/07
Steven M. Besbeck	10,000	12.5%	0.79	3/07
James R. Helms	10,000	12.5%	0.72	3/07
Christopher S. Coleman	10,000	12.5%	0.72	3/07

        The following table sets forth information as to stock options granted under the 1997 Stock Option Plan, and the net value received from the exercise of options (market value of stock on the date of exercise, less the exercise price) by each executive officer whose aggregate remuneration is set forth above.

Aggregated Option/SAR Exercises in Last Fiscal Year

(a)	(b)	(c)	(d)	(e)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options/SARs at FY-End ($) Exercisable/Unexercisable
Bruce M. Miller	6,000	$1,440	130,000/ 30,000	27,300/ 4,500
Steven M. Besbeck	10,000	$2,400	130,000/ 30,000	29,900/ 6,600
James R. Helms	10,000	$2,400	130,000/ 30,000	29,900/ 7,200
Christopher S. Coleman	0	0	5,000/ 15,000	750/ 5,100

Other Non-Qualified Stock Options

        On March 5, 1992, the Board of Directors of the Company granted special one-time grants of stock options to the Chairman and senior officers of the Company, all of whom are also directors of the Company, to purchase up to 300,000 shares of the Company's Common Shares, for a period of five years from the date of grants, at an exercise price of $1.375 per share, the market price of the Common Shares on March 5, 1992. On February 6, 1997, the expiration date of the options was extended to December 31, 2000. On December 14,1998 the options were repriced to $.90 per share. On December 13, 2000, the expiration date of the options was extended to December 31, 2003. The market price of the Common Shares on December 13, 2000 was $.44 per share. The options are fully vested and are exercisable at $.90 per share. Special stock options were granted to Mr. Miller to purchase up to 100,000 Common Shares, to Mr. Besbeck to purchase up to 100,000 Common Shares, and to Mr. Helms to purchase up to 100,000 Common Shares.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and other rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	800,000	$.97	405,875
Equity compensation plans not approved by security holders	425,000	$1.08	None
Total	1,225,000	$1.03	405,875

PRINCIPAL SECURITY HOLDERS

Security Ownership

        The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's Common Shares at December 16, 2002 of (i) each present Director or nominee for Director, (ii) all officers and Directors as a group, and (iii) each beneficial owner of more than five percent of the Company's Common Shares.

	Common Shares Beneficially Owned at December 16, 2002
	Number of Shares(1)	Percent of Class(2)
Steven M. Besbeck (3)(8)	355,200	10.5%
James R. Helms (4)(8)	196,800	5.8%
Bruce M. Miller (5)(8)	430,000	12.7%
Lawrence S. Schmid (6)(10)	22,000	*
Robert S. Fogerson, Jr. (7)(11)	21,500	*
All officers and Directors as a Group (3)(4)(5)(6)(7)(8)(9)(10)	1,030,500	27.8%
The Wall Street Group, Inc. (11)	204,000	5.5%
Kyle K. and Ann Krueger (12)	273,000	7.3%
*
Less than 1%

Footnotes:

(1)
Sole voting and investment control unless otherwise noted.

(2)
Unless otherwise indicated, does not include Common Shares issuable under: (a) employee stock option plans.

(3)
Includes 130,000 Common Shares issuable under currently exercisable stock options held by Mr. Besbeck but excludes 30,000 Common Shares issuable under currently non-exercisable stock options held by Mr. Besbeck.

(4)
Includes 130,000 Common Shares issuable under currently exercisable stock options held by Mr. Helms but excludes 30,000 Common Shares issuable under currently non-exercisable stock options held by Mr. Helms.

(5)
Includes 130,000 Common Shares issuable under currently exercisable stock options held by Mr. Miller but excludes 30,000 Common Shares issuable under currently non-exercisable stock options held by Mr. Miller.

(6)
Includes 20,000 Common Shares issuable under currently exercisable stock options held by Mr. Schmid, but excludes 20,000 Common Shares issuable under currently non-exercisable stock options held by Mr. Schmid.

(7)
Includes 20,000 Common Shares issuable under currently exercisable stock options held by Mr. Fogerson but excludes 20,000 Common Shares issuable under currently non-exercisable stock options held by Mr. Fogerson.

(8)
Mr. Bruce Miller's, Mr. Steven Besbeck's, and Mr. James Helms' address is 26115-A Mureau Road, Calabasas, CA 91302.

(9)
Mr. Lawrence Schmid's address is c/o Strategic Directions International, Inc., 6242 Westchester Parkway, Suite 100, Los Angeles, CA 90045.

(10)
Mr. Robert Fogerson's address is 13100 Brenwood Circle, Minnetonka, MN 55343.

(11)
The Wall Street Group, Inc.'s address is 32 E. 57th Street, New York, NY 10022.

(12)
Mr. and Mrs. Krueger's address is 150 Second Ave. North, Suite 860, St. Petersburg, FL 33701

Section 16(a) Beneficial Ownership reporting COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the American Stock Exchange (AMEX) reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended August 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

AUDIT COMMITTEE REPORT

        The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended August 31, 2002. Such financial statements include the consolidated balance sheets of the Company as of August 31, 2002 and 2001, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the three years in the period ended August 31, 2002, 2001 and 2000,and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

REVIEW WITH MANAGEMENT

        The audit committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended August 31, 2002 with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        The Audit Committee has discussed with BDO Seidman, LLP, the Company's independent certified public accountants, the matters required to be discussed by SAS 61 "Communications with Audit Committees", as amended by SAS 90 "Audit Committee Communications", which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

        The Audit Committee has also received written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with BDO Seidman, LLP its independence from the Company.

CONCLUSION

        Based on the review and discussions referred to above, the committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2002.

SUBMITTED BY THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

Robert S. Fogerson, Jr.
Lawrence S. Schmid
Bruce M. Miller

RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        The Board of Directors has selected BDO Seidman, LLP, independent certified public accountants, to serve as the Company's auditors for the fiscal year ending August 31, 2003. BDO Seidman, LLP has served as the Company's independent certified public accountants for its last ten fiscal years.

        A representative of BDO Seidman, LLP is expected to be available at the meeting of shareholders to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so. The Board of Directors recommends the ratification of its selection of BDO Seidman, LLP to serve as the Company's independent certified public accountants for the fiscal year ending August 31, 2003.

        Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented and voting at the Annual Meeting. The Board of Directors recommends that shareholders vote FOR the proposal.

AUDIT FEES

        The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended August 31, 2002, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year, were $67,759, all of which was attributable to BDO Seidman LLP.

FINANCIAL INFORMATION SYSTEMS DESIGN and IMPLEMENTATION FEES

        No services were provided or billed to the Company by BDO Seidman LLP during the fiscal year ended August 31, 2002 for financial information systems design or implementation services.

ALL OTHER FEES

        The only other services provided during the fiscal year by BDO Seidman LLP, which amounted to $966, was for the review of the Company's 2002 Proxy Statement.

SHAREHOLDER PROPOSALS

        Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by the Secretary of the Company (at 26115-A Mureau Road, Calabasas, California 91302) no later than September 13, 2003 in order to be included in the Company's proxy statement and form of proxy relating to that meeting. Shareholder proposals that are not intended to be included in the Company's proxy materials for the annual meeting must be received by the Company no later than December 2, 2003.

AVAILABILITY OF REPORT ON FORM 10-KSB

        The Company has filed with the Securities and Exchange Commission and with the American Stock Exchange, Inc., an Annual Report on Form 10-KSB under the Securities Exchange Act of 1934 for the fiscal year ended August 31, 2002. Upon written request, the Company will furnish any shareholder a copy of the Annual Report on Form 10-KSB including the financial statements and schedules, without charge. Any such written request may be addressed to: Corporate Secretary of the Company at 26115-A Mureau Road, Calabasas, California, 91302.

MISCELLANEOUS

        This solicitation is made on behalf of the Board of Directors of the Company, and its cost (including preparing and mailing of the notice, this Proxy Statement and the form of proxy) will be paid by the Company. The Company will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to their principals and will reimburse them for their reasonable expenses in so doing. To the extent necessary in order to assure sufficient representation at the Meeting, officers and regular employees of the Company may solicit the return of proxies by mail, telephone, telegram and personal interview. No compensation in addition to regular salary and benefits will be paid to any such officer or regular employee for such solicitation.

        Where information contained in this Proxy Statement rests peculiarly within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person.

By Order of the Board of Directors,

/s/ JAMES R. HELMS James R. Helms Secretary

FRONT

PROXY
CREATIVE COMPUTER APPLICATIONS
This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned, a shareholder of Creative Computer Applications, Inc., a California corporation, hereby appoints BRUCE M. MILLER and STEVEN M. BESBECK, or either of them, the proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes then to represent and to vote for the undersigned all the Creative Computer Applications, Inc. Common Shares held of record on January 3, 2003, by the undersigned at the Annual Meeting of Shareholders to be held on February 28, 2003 or any adjournment or postponement thereof as follow on the reverse side of this proxy card.

(CONTINUED ON REVERSE SIDE)

Please date, sign and mail your
Proxy card back as soon as possible!

Annual Meeting of Shareholders
CREATIVE COMPUTER APPLICATIONS, INC.

February 28, 2003

FOR all nominees Listed at right (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed at right ☐
1.
ELECTION OF DIRECTORS

INSTRUCTIONS: To withhold authority to vote for any Individual nominee(s) write that nominee's name on the line below. To vote cumulatively, set forth the allocated number of votes in the space provided opposite each nominee's name. See Proxy Statement

Nominees:

Steven M. Besbeck

James R. Helms

Bruce M. Miller

Lawrence S. Schmid

Robert S. Fogerson, Jr.

2.
RATIFICATION of the appointment of BDO Seidman, LLP as the Company's independent Accountants for the fiscal year.

FOR  ☐        AGAINST  ☐        ABSTAIN  ☐

3.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

  The proxy representd by this proxy card, when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR each of the nominees listed and FOR each of the proposals.

  IF BOTH THE PROXIES SHALL BE PRESENT IN PERSON OR BY SUBSTITUE, EITHER OF THE PROXIES SO PRESENT AND VOTING SHALL AND MAY EXERCISE ALL THE POWERS HEREBY GRANTED.

  PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY.

I will attend ☐	I will not attend the Annual Meeting of Shareholders. ☐

SIGNATURE	Date	, 2002	Date	, 2002

SIGNATURE IF HELD JOINTLY

NOTE: Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

QuickLinks

RECORD DATE AND VOTING AT THE MEETING
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
Employment Agreements
Compensation of Directors
STOCK OPTION PLANS 1997 Stock Option Plan
Options/SAR Grants In Last Fiscal Year Individual Grants
Aggregated Option/SAR Exercises in Last Fiscal Year
Other Non-Qualified Stock Options
PRINCIPAL SECURITY HOLDERS
Section 16(a) Beneficial Ownership reporting COMPLIANCE
AUDIT COMMITTEE REPORT
RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
SHAREHOLDER PROPOSALS
AVAILABILITY OF REPORT ON FORM 10-KSB
MISCELLANEOUS